EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES OXLEY ACT OF 2002
CERTIFICATION

In connection with the Annual Report of Utalk Communications, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),  I, Mazen Hleiss, President, Treasurer, and Secretary, (Principal Executive, Financial, and Accounting Officer), certify,  pursuant to 18 U.S.C. Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the  requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The  information  contained in the Report  fairly  presents,  in all material  respects,  the  financial  condition and result of operations of the Company.

/s/  Mazen Hleiss
Mazen Hleiss
President, Treasurer, and Secretary
(Principal Executive, Financial,
and Accounting Officer)

April 14, 2008